EXHIBIT 99.1

PRESS RELEASE

EMCORE Announces Acquisition of Systron Donner Inertial, a World Leading Manufacturer of Quartz MEMS Navigation Products

ALHAMBRA, Calif., June 10, 2019 -- EMCORE Corporation (NASDAQ: EMKR), a leading provider of advanced Mixed-Signal Optics products that provide the foundation for today’s leading-edge defense systems, today announced that it has acquired Systron Donner Inertial, Inc. (“SDI”) from Resilience Capital Partners for approximately $25.8 million. Consideration will be in the form of $22.8 million in cash plus 810,698 shares of EMCORE common stock.

“This acquisition delivers immediate scale to our growing navigation systems product line and positions EMCORE as one of the largest independent inertial navigation providers in the industry. Merging EMCORE's existing navigation systems product line with SDI’s strong brand, technology and backlog, and program wins, instantly creates a stable, growing, and technically advanced business well-positioned to disrupt market norms.” said Jeff Rittichier, President and CEO of EMCORE. “SDI provides EMCORE with a scalable, chip-based platform for higher volume gyro applications, while delivering superior performance compared to its competitors. Combining this business into EMCORE will allow us to provide customers with a full product suite that serves a broad range of requirements across both the tactical and navigation grade segments of the market,” concluded Mr. Rittichier. Highlights of the transaction are as follows:

•	Expected to increase the navigation systems products to over one third of EMCORE’s total revenue; making the aerospace and defense market EMCORE's largest revenue source.

•
Expands EMCORE’s navigation systems product portfolio and accelerates growth through the contribution of substantial additional revenue, which in the unaudited books and records of SDI, totaled approximately $28 million for the 12 months ended March 31, 2019.

•	Adds additional Raytheon, Lockheed Martin and Boeing 777X programs to EMCORE’s existing navigation systems portfolio.

•	Expected to create material operating synergies in manufacturing, sales and engineering.

•	Expected to be non-GAAP EPS accretive by the end of calendar 2019

EMCORE intends to add SDI’s business to its current navigation product line and support these products from facilities in Concord, California.

Through the transaction, EMCORE has acquired all of the outstanding assets and liabilities of SDI, including SDI’s 100,000 square foot production facility in Concord, CA.

Updated Business Outlook
In addition, today the Company revised its revenue guidance of $21 to $23 million for the fiscal third quarter ending June 30, 2019 to $20 to $22 million. This update is driven by the negative impact to EMCORE's chip business from the Huawei-related U.S. export restrictions, and reflects expectations of minimal third quarter shipments from SDI in the last three weeks of the June quarter.

Conference Call Information
The company will host a conference call today, June 10, 2019 at 8:00 a.m. ET (5:00 a.m. PT). President & Chief Executive Officer, Jeff Rittichier and Interim Principal Financial and Accounting Officer, Mark Gordon will discuss the acquisition and conduct a question and answer session.

The call will be available, live, to interested parties by dialing 888-204-4368. For international callers, please dial +1-323-794-2423. The conference passcode number is 8531297. The call will be webcast live via the Company's website at http://www.emcore.com. Please go to the site beforehand to register and download any necessary software. A webcast will be available for replay beginning June 10, 2019 following the conclusion of the call on the Company's website.

About EMCORE
EMCORE Corporation is a leading provider of advanced Mixed-Signal Optics products that provide the foundation for today’s high-speed communication network infrastructures and leading-edge defense systems. Our optical chips, components, subsystems and systems enable broadband and wireless providers to continually enhance their network capacity, speed and coverage to advance the free flow of information that empowers the lives of millions of people daily. The Mixed-Signal Optics technology at the heart of our broadband transmission products is shared with our fiber optic gyros and military communications links to provide the aerospace and defense markets state-of-the-art systems that keep us safe in an increasingly unpredictable world. EMCORE’s performance-leading optical components and systems serve a broad array of applications including cable television, fiber-to-the-premise networks, telecommunications, data centers, wireless infrastructure, satellite RF fiber links, navigation systems and military communications. EMCORE has fully vertically-integrated manufacturing capability through its world-class Indium Phosphide (InP) wafer fabrication facility at our headquarters in Alhambra, California and is ISO 9001 certified in Alhambra and at our facility in Beijing, China. For further information about EMCORE, visit http://www.emcore.com.

Forward-Looking Statements
The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”). These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, projections about our future results included in our Exchange Act reports, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as the development of new products, enhancements or technologies, sales levels, expense levels and other statements regarding matters that are not historical are forward-looking statements. We caution that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a) the rapidly evolving markets for the Company's products and uncertainty regarding the development of these markets; (b) the Company's historical dependence on sales to a limited number of customers and fluctuations in the mix of products and customers in any period; (c) delays and other difficulties in commercializing new products; (d) the failure of new products: (i) to perform as expected without material defects, (ii) to be manufactured at acceptable volumes, yields, and cost, (iii) to be qualified and accepted by our customers, and (iv) to successfully compete with products offered by our competitors; (e) uncertainties concerning the availability and cost of commodity materials and specialized product components that we do not make internally; (f) actions by competitors; (g) acquisition-related risks, including that (i) the revenues and net operating results obtained from the Systron Donner business may not meet our expectations, (ii) the costs and cash expenditures for integration of the Systron Donner business operations may be higher than expected, (iii) there could be losses and liabilities arising from the acquisition of Systron Donner that we will not be able to recover from any source, and (iv) we may not realize sufficient scale in our navigation systems product line from the Systron Donner acquisition and will need to take additional steps, including making additional acquisitions, to achieve our growth objectives for this product line; and (h) other risks and uncertainties discussed under Item 1A - Risk Factors in our Annual Report on Form 10-K for the fiscal year ended September 30, 2018, as updated by our subsequent periodic reports.

Forward-looking statements are based on certain assumptions and analysis made in light of our experience and perception of historical trends, current conditions and expected future developments as well as other factors that we believe are appropriate under the circumstances. While these statements represent our judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission (“SEC”) that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We assume no obligation to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.

Investor Contacts
Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
+1-617-542-6180
investor_emkr@emcore.com